UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported): August 23, 2017 moleculin biotech, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-37758	47-4671997
(Sate or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2575 WEST BELLFORT, SUITE 333, HOUSTON TX 77054

(Address of principal executive offices and zip code)

(713) 300-5160

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2017, the Board of Directors of Moleculin Biotech, Inc. (the “Company”) approved a reorganization pursuant to which Dr. Donald Picker has been appointed as chief scientific officer of the Company. Dr. Picker will no longer serve as president or chief operating officer of the Company. Effective August 23, 2017, Mr. Walter Klemp, the Company’s chief executive officer, has been appointed to serve as president of the Company. The foregoing reorganization will not change the amount of time either Dr. Picker or Mr. Klemp will spend on Company matters, or modify their compensation arrangements.

Mr. Klemp, age 58, is a co-founder of the Company, and has served as the Company’s chairman of the board and chief executive officer since July 2015. From 2006 until May 2016, Mr. Klemp served as the chairman, co-founder and part-time chief executive officer of Moleculin, LLC. Mr. Klemp was also an equity holder in Moleculin, LLC at the time of the Company’s merger with Moleculin, LLC, and, accordingly, received shares of Company common stock in the merger. Since November 2011, Mr. Klemp has also served as chief executive officer of Soliton, Inc., a medical device company focused on developing new technology for use in aesthetics. Mr. Klemp served as president and chief executive officer of Zeno Corporation from 2004 to April 2011, where he developed and marketed dermatology devices and drugs from concept through FDA approval and market launch. From 1987 to 2000, Mr. Klemp served as chief executive officer and chairman of Drypers Corporation, a publicly traded multinational consumer products company. Mr. Klemp controls AnnaMed, Inc. In August 2015, in exchange for the issuance of 1,431,000 shares of common stock, the Company acquired the rights to the Annamycin data related to the original Annamycin IND and the development of Annamycin.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.
Date: August 25, 2017

	By:	/s/ Jonathan Foster
Jonathan Foster
Chief Financial Officer

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